GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Fund”)

Supplement dated July 19, 2019 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented

Effective on or around July 26, 2019, RARE Infrastructure (North America) Pty Limited (“RARE”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to RARE in the Prospectus and SAI are hereby deleted in their entirety on or around such date. Although RARE will no longer be an Underlying Manager on or around such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from RARE prior to that date.

This Supplement should be retained with your Prospectus

and SAI for future reference.

SMACUMCHGSTK 07-19